UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

August 3, 2018
Date of Report
(date of earliest event reported)

GEX MANAGEMENT, INC.
(Exact name of registrant as specified in its charter)

Texas	001-38288	56-2428818
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12001 N. Central Expressway, Suite 825
Dallas, Texas 75243
(Address of principal executive offices (zip code)

(877) 210-4396
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company [x]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01.
Entry into a Material Definitive Agreement

On August 3, 2018, GEX Management, Inc., a Texas corporation (the “Company”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Payroll Express, LLC, a California limited liability company (“Payroll Express”), pursuant to which the Company purchased an additional 26% of the membership interests of Payroll Express from Julia Hashemieh, an individual residing in California, for a purchase price of (a) $250,000, plus (b) warrants (the “Warrants”) to purchase 2,000,000 shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”). As a result of this transaction, the Company now owns a total of 51% of the membership interests of Payroll Express.

Payroll Express is a Santa Clara, CA based professional services firm that provides a wide array of back office and managed services related to medical staffing needs for its healthcare clients that includes clinical practices and Ambulatory Surgery Centers (ASCs).

The Warrants are exercisable for a period of 24 months from the date of issuance. The Warrants provide for the purchase of shares of the Company's Common Stock an exercise price of $1.06 per share. The Warrants are exercisable for cash, or on a cashless basis. The number of shares of Common Stock to be deliverable upon exercise of the Warrants is subject to adjustment for subdivision or consolidation of shares and other standard dilutive events.

The foregoing summary of the terms of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached as Exhibit 10.1 to this report and incorporated herein by reference.

Item 3.02.
Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

The issuance of Warrants in connection with this transaction is exempt from registration under Section 4(a)(2) and/or Rule 506 of Regulation D as promulgated by the Securities and Exchange Commission (the “SEC”) under of the Securities Act of 1933, as amended (the Securities Act”), as a transaction by an issuer not involving any public offering.

Item 7.01.
Regulation FD Disclosure.

On August 3, 2018, the Company issued a press release with respect to the signing of the Purchase Agreement. The press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 of this Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing of ours under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Form 8-K in such filing.

Forward Looking Statements

This filing includes “forward-looking statements.” All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect our operations, financial performance, and other factors as discussed in our filings with the Securities and exchange Commission (“SEC”). Among the factors that could cause results to differ materially are those risks discussed in the periodic reports we file with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2017. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.” We do not undertake any duty to update any forward-looking statement except as required by law.

ITEM 9.01.
Financial Statements and Exhibits.

Exhibit No.
Description

10.1
Membership Interest Purchase Agreement, dated August 3, 2018

99.1
Press Release, dated August 6, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

GEX MANAGEMENT, INC.

Dated: August 9, 2018	By:	/s/ Carl Dorvil
	Name:	Carl Dorvil
	Title:	Chief Executive Officer